Sales Contract of Commercial Housing

Bargainor	Bargainee	Original

(Contract Serial No.: Ke Li Real Estate-MS(2007)-241)

Formulated by	Ministry of Construction of the People’s Republic of China
State Administration for Industry and Commerce, P.R.C.

Directions to the Sales Contract for Commercial Housing

1.
The text of contract is of a model contract wording that can also be applied as a use text in signing contract. Before signing a contract, the bargainee should read with care the contents of the contract, and for any different understanding upon the contract terms and professional words related, it is advised to consult your local competent department of real estate development.

2.	The commercial housing referred in the contract is the housing that is developed, constructed and sold by an enterprise engaged in business of real estate development.
3.
With a view to the principle of voluntaries of the two parties, it is provided herein blank lines after the relative terms of the contract for of-own-accord engagement or supplementary engagement of both parties. The two parties can modify, supplement, abridge or cut down the description of terms of the contract. At signing contract and its becoming effective, the unmodified printing wording of the text is considered as descriptive content mutually accepted by both parties.

4.	For the content to be selective and be filled in, it takes preference for finishing manually.
5.
For the selective content marked as【          】, the part of blank line and other content needed for adding or deleting, it is determined through consultation. The selective content in bracket【          】is to be fixed by ticking the mark “√”; At the cases no specific matter takes place or none of engagement made between both parties, it should be ticked the mark “×” for deletion.

6.	Before signing contract, the bargainor should present bargainee the necessarily related certificates and supporting documents that are provided by the bargainor accordingly.
7.	For the contract terms herein, it is responsible to be explained by the Ministry of Construction and the State Administration for Industry & Commerce of the People’s Republic of China.

Sales Contract for Commercial Housing
(Contract S/N: )

The Two Parties of the Contract:
Bargainor: Shaanxi Ke Li Real Estate Development Co., Ltd
Registered Address: No.88 Western Section of 2nd South Ring Rd, Xi’an
Registration Number of Business License: 6100001004939
Competence Certificate No.:(1997)Z1030
Legal Representative: Chang Xuhong	Tel: 029-88252828
Zip Code: 710065
Principal’s Representative: Jiang Yong	Add: No.88 Western Section of 2nd South Ring Rd, Xi’an
Zip Code: 710065	Tel: 029-88252828
Agency Entrusted: ________________________________________
Registered Address: ___________________________________
Registration Number of Business License: __________________________________________
Legal Representative: ______________________________	Tel: ____________________________
Zip Code: __________________________________
Bargainee: Shaanxi Jialong Hi-Tech Industrial Co., Ltd
【Oneself】【Legal Representative】Name: Zhang Jianjun Nationality: China
【ID Card】【Passport】【Registration No. of the License】 6101036312200283
Address: Building B Hua Jing Commercial Plaza South Feng Hui Road, Xi’an, Shaanxi
Zip Code: _____________	Tel: __________________;
【Principal’s Representative】【 】Name: _____________ Nationality: ____________________
Address: ________________________
Zip Code: ________________________	Tel: ____________________________

According to the Contract Law of the People’s Republic of China, Law of Urban Management of Real Estate of the People’s Republic of China and along other stipulations of law and regulations of the state related with, upon the basis of equality, free will and consensus reached, the bargainor and bargainee have hereby concluded the agreement for sale of commercial housing as follows:

Item 1 Basis of Project Construction

The bargainor, by the means of transfer , obtains the land-use right for the land plot numbering YT-3-2-1 that locates at Yong Song Road, Xi’an The 【Number of Transfer Contract of Land-use Right】【Approval No. of Appropriation of Land-use Right】【Approval No. of Transfer of Appropriated Land-use Right】GF-92-1001

The land area of the plot is 3329.1 ㎡ , programmed purpose as dwelling the age limit from 2001/06/07 to 2065/10/22 (Y/M/D).
The bargainor, at being approved, constructs commercial housing on the land plot mentioned above with the 【Present Name】【Temporary Name】 Millennium Star Mansion. The programming license of construction engineering is 221 , the number of license for construction is (2001) 0346 .
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Item 2 Basis for Sale of the Commercial Housing

The commercial housing purchased by the bargainee is【ready house】【sell-in-advance commercial house】. The approval authority for the sell-in-advance commercial housing is , along the license for being on advance sale of commercial housing numbering __________________.
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Item 3 Fundamental State of the Commercial House Purchased

The commercial house that purchased by the bargainee (hereinafter the commercial house, housing flat-sheet of which refers to the attachment 1 of the contract, with numbering of the house subject to the No. 1 attachment) is belonging to the project stated in the item 1 that specifically as:

【Building】 No.1 【Block】__ 【Unit】1 【Floor】25 House numbering 12501, 12502, 12503, 12504, 12505, 12506, 12507, 12508, 12509, 12510, 12511 . Note: The mansion does not have the elevators of 13th, 14th floor; and the elevator in this floor is the 27th floor.

The purpose of the commercial house is commercial dwelling. It is of frame structure and of 3.5m of story height. The total stories of the building above ground is 29 F , and story underground 3 F .

The balcony is【Enclosure form】【Non-enclosure form】.

The building area of the commercial housing by【engagement of contract】【registration of property right】is 2051.01 M2 aggregately, amongst which, the interior floor space is 1444.08 M2 and, the building area of common part & public apportionment of housing 606.93 M2 (the particulars for composition of building area of the related common part and public housing apportionment refers to the No. 2 attachment.)
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Item 4 Modes of Pricing and Purchase Price

The two parties of the bargainor and bargainee agree to calculate for purchase price of the commercial house as per the 1st mode designated as below:

i  Calculate on the basis of building area, the unit price of the commercial house is Ұ 5985 per M2 (in the currency of Renminbi ), for an total amount of RMB TWELVE MILLION TWO HUNDRED AND SEVENTY FIVE THOUSAND TWO HUNDRED AND NINTY FIVE YUAN ONLY (RMB12,275,295.00Yuan)

ii  Calculated on the basis of the interior building area of each house, the unit price of the commercial house is                                   per M2 (in the currency of                        ), for an total amount of

iii Calculate on the basis of flat (unit), the totaling price of purchase of the commercial house in the currency of                                       is                                                                                                             .

iv  Remark: (1) The fees for getting through of the communication and network shall be paid to subscribe by bargainee since its move in; (2)When transacting the house property certificate, bargainee shall pay the contractual tax and have the governmental legal documents; and bargainee shall bear all the expenses.

Item 5 The Area Confirmation and Settlement of Area Difference

In accordance with the mode of pricing chosen by both parties, this item hereby stipulates to conduct area confirmation and settlement of area difference in terms of the【building area】【interior building area】(all “the area” for short under this item).

For parties choose the mode of pricing by flat, it is not applicable with the item stated hereby.

For difference between the engagement area of contract and the registration area of property right, it is subject to the registration area of property right eventually.

After delivery of the commercial housing, for any difference arisen between the registration area of property right and engagement area of contract, both parties are willing to settle by method as a solution: the
i Self engagement of mutual parties:

(a) ________________________________________________________________;
(b) ________________________________________________________________;
(c) ________________________________________________________________;
(d) _________________________________________________________________.

ii Both parties agree to dispose of as per the following principles:

(a) The absolute value of error ratio of the area being within 3% (containing 3%), it is to settle payment of housing according to facts;
(b) The absolute value of error ratio of the area being beyond 3%, the bargainee is entitled to withdraw housing.
For withdrawal of housing claimed by bargainee, the bargainor is to repay bargainee the sum paid in within 30 days after bargainee’s claim, along paying interest rate at                  .

For non-withdrawal of housing, at registration area of property right larger than engagement area of contract, the sum for the part with error ratio of the area within 3% (containing 3%) is to be made up by the bargainee, and, the sum exceeding 3% is to be born by the bargainor whereas the property right belonging to the bargarnee; At registration area of property right smaller than the engagement area of contract, the sum for the part with absolute value of error ratio of the area with 3% (containing 3%) is to be returned to the bargainee by the bargainor, and, the sum exceeding the 3% is to be returned to the bargainee by the bargainor doubling the initial figure.

Error ratio of the area = [(registration area of property right - engagement area of contract)÷engagement area of contract] × 100%

For difference of the area arisen from architectural change and both parties not planning to cancel contract, the two parties should sign a complementary agreement accordingly.

Item 6 Type of Payment and Deadline

The bargainee pays on time as per the 1st means mentioned as below:

i Single Payment

Bargainee shall pay the deposit of RMB50,000.00Yuan only, and shall pay in full the total house price with the amount of RMB12,275,295.00Yuan; Note: the deposit shall be used as part of the house price.

ii Installment
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iii Any Other Means
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Item 7 Bargainee’s Liability for Breach of Contract at Overdue Payment

If the bargainee failed to effect payment as per the time designated in the contract, it is to dispose of by  mode as below:

Handwriting: If Bargainee fails to pay off the house price before July 20, 2007, the contract will be automatically terminated. The paid deposit from Party A shall be deemed as the violating fee (In word: RMB Fifty Thousand Yuan Only) and shall not be refunded by Party B.

i Handle separately depending on actual overdue time (for not being accumulated)

(a) For overdue time within  days, starting from the 2nd day of the payable deadline stipulated up to actual date of paying full amount of the account payable, the bargainee pays to the bargainor by the day a penalty amounting  of the overdue account payable, then the contract proceeds;

(b) For overdue time exceeding  days, the bargainor has got a right to cancel the contract. At cancellation of contract by the bargainor, the bargainee pays to the bargainor a penalty calculated by of the accumulated account payable. Under occasion the bargainee prefer to continue contract performance herein, upon acceptance of the bargainor the contract can proceed with, whereas starting from the 2nd day of the payable deadline stipulated up to actual date of paying full amount of the account payable, the bargainee pays to the bargainor by the day a penalty amounting  of the overdue account payable [the rate hereof should not be lower than that of in (a) above].

The overdue account payable refers to the gap between the matured account payable and actual account effected; for installment payment, it is determined by gap of the installment account payable and actual account paid up of the same installment correspondently.
ii __________________________________________________________________
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Item 8 Time of Delivery

The bargainor, should before the date of within 10days after bargainee paid off he house price , in conformity with the relative stipulations of the state and the local people’s government, deliver to the bargainee the commercial house for use conforming to the engagement of the contract as well as possessing the 1st condition listed hereunder:

i The said commercial house proves of quality construction at acceptance check.

ii The said commercial house proves of quality construction at overall acceptance check.

iii The said commercial house proves of quality construction at the divided comprehensive acceptance check.

iv The said commercial house has obtained the approval document for delivery of use of commercial residential building related to.

v _________________________________________________________________.

Under special circumstances given below, except for cancellation of contract or renewal of contract, the bargainee can postpone according to actual condition:

(a) Encountered with force majeure, and the bargainor inform the bargainee of it within  days from its occurrence;

(b) _________________________________________________________________

(c) _________________________________________________________________ .
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Item 9  Bargainor’s Liability for Breach of Contract at Overdue Delivery of Housing

Expert for the special circumstances stated in Item 8 of the contract, it is to dispose of as per 1st mode below at the bargainor’s failing to deliver the commercial house by the deadline as designated:

i Handle separately depending on actual overdue time (for not being accumulated)

(a) For overdue time not exceeding 30 days, starting from the 2nd day of the final deadline of housing delivery stipulated in Item 8 up to actual date of delivery, the bargainor pays to the bargainee by the day a penalty amounting 0.5% of the already paid account of housing, then the contract proceeds;

(b) For overdue delivery of housing exceeding 30 days, the bargainee has got a right to cancel the contract. At cancellation of contract by the bargainee, the bargainor should refund all the account paid within 30 days after arrival of bargainee’s notice of contract cancellation and along pays to the bargainee a penalty calculated by ___8%_____of the accumulated account paid. Under occasion the bargainee prefer to continue contract performance herein, the contract can proceed with, whereas starting from the 2nd day of the final deadline of delivery stipulated in Item 8 up to the actual date of delivery, the bargainor pays to the bargainee by the day a penalty amounting _0.1%_of the already paid account of housing [the rate hereof should not be lower than that of in (a) of Item 9].

ii _________________________________________________________________ .

Item 10 Engagement of Programming Change and Design Change

For the programming change checked by programming department and design change accepted by designing organization that leads to an influence to the quality or function of the commercial house purchased by the bargainee, the bargainor should advise the counterpart within 10 days after consent or approval of related department in written notice:

i   The structure form, flat type, space size and the orientation related to the commercial house;

ii   _____________________________________________________________________________________________.

iii  _____________________________________________________________________________________________.

The bargainee has got a right to reply in written whether withdraw the house or not within 15 days after receipt of the notice. If the bargainee did not make a written reply within 15 days after receipt of the notice, it’s thus treated as acceptance of the change. If the bargainor failed to inform the bargainee in a time limit designated, the bargainee has right to claim withdrawal.

For housing withdrawal of bargainee, the bargainor should refund to the bargainee the fund paid within  days at the bargainee’s claim, along paying interest rate at  . For non-withdrawal from bargainee, it is proposed to sign further supplementary agreement with the bargainor accordingly.

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Item 11 The Transfer

After reaching the standard of use delivery of the commercial housing, the bargainor should inform the counterpart in written form for fulfilling procedure of delivery. At the accepting & transferring of the two parties, the bargainor should present the supporting documents stated in Item 8, and sign the delivery receipt issued. For the commercial house purchased belonging to dwelling house, the bargainor is further demanded to provide Quality Warranty of Residence and Description of Residence. If the bargainor failed to present the certifying documents or for incompleteness of the documents, the bargainee has a right to decline the transfer and responsibility of postponing delivery is to be borne by the bargainor.

For reason of the bargainee for deferred delivery of housing, the two parties agree to deal with in the following way:

Bargainee shall bear all the property management fee of the house since the house has the delivery conditions.

Item 12 The bargainor guarantees the commercial house sold is of non-involvement of disputes of property-right or liabilities. For the cause of the bargainor failing to conduct registration of property-right or causing dispute of liability with regards to the commercial house, it is to be borne entirely by the bargainor.

Item 13 Bargainee’s Liability for Breach of the Contract Regarding Guarantee to the Standards of Decoration and Installation

The standards of decoration and of installation for the commercial house delivered by the bargainor should be in line with the standards that mutually engaged (refers to the attachment 3). If the standards being not in keeping with the standards engaged, the bargainee has the right to ask the bargainor handle by  mode as below:

i   The bargainor compensates for double the price-difference of decoration and installation.

ii   _____________________________________________________________________________________________

iii  _____________________________________________________________________________________________.

Item 14 Bargainor’s Guarantee for Normal Operation of the Infrastructure and Public Supporting Construction

The bargainor promises hereby the following infrastructure and public supporting construction that linked directly to normal use of the commercial house will reach the required conditions of application at the following dates:

i   Water, Electricity, Small-sized commercial-used Central Air-conditioner, To be used on the contracted delivery date;

ii  Elevator, Communication, Network, Cable TV, To be used on the contracted delivery date ;

iii  _____________________________________________________________________________________________;

iv  _____________________________________________________________________________________________;

v   _____________________________________________________________________________________________.

If any failure occurred for reaching the use condition within the deadline guaranteed, the two parties are to deal with upon consensus in the way(s) below:

i    _____________________________________________________________________________________________

ii   _____________________________________________________________________________________________

iii  _____________________________________________________________________________________________.

Item 15 Engagement Regarding Registration of Property Right

The bargainor should submit for file the available data being required for registration of titlehood within 180 days after delivery of the commercial house at the registration dept of property right. If for the cause of the bargainor, the bargainee failed to obtain the title certificate of real estate within fixed limit, both parties are to settle upon consensus through 2nd mode as below:

i   The bargainee claims for housing withdrawal, and the bargainor refunds the paid fund of housing within  days from the bargainee’s claim, along compensating losses of the bargainee by   % of the housing fund paid.

ii  The bargainee claims no withdrawal of housing, and, the bargainor pays to the counterpart a penalty by 1% of the funds of housing paid up.

iii _____________________________________________________________________________________________

Item 16 Guarantee of Maintenance

For the commercial house purchased by the bargainee being commercial dwelling house, the Quality Warranty of Residence is hence taken as the attachment of the contract. From the date of delivery of the commercial dwelling house, the bargainor undertakes maintenance as engaged in Quality Warranty of Residence.

For the commercial house purchased being not commercial dwelling house, the two parties should make engagement in details for the maintenance scope, term and obligations in the form of appendix to the contract.

For quality problem arisen within the scope and term of maintenance, the bargainor is obliged to fulfill his obligations. For damage arisen by force majeure or other reason beyond bargainor, the bargainor is free of obligation whereas should be assistant in maintenance, with expenses thus occurred being borne by the purchaser (bargainee).

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Item 17 The Two parities may engage for the following matters:

i   The right to use the roof covering of the building the commercial house belonging to: Bargainor ;

ii  The right to use the wall face of the building the commercial house belonging to: Bargainor ;

iii The right to entitle the building the commercial house belonging to: Bargainor ;

iv The right to entitle the residential quarters that the commercial house belonging to: Bargainor ;

v  _____________________________________________________________________________________________;

vi  _____________________________________________________________________________________________.

Item 18 The house purchased by the baigainee is only for commercial residential use, and the bargainee is not allowed to change without authorization the original agent architecture, load-bearing structure and the purpose of the commercial house during use of housing. Except for other stipulation of the contract and attachments, in use of the house the bargainee is entitled to share with other obligee the public architectural part and facilities linking to the commercial house, and the meanwhile undertakes obligation as per the occupied area, the apportioned area of public part & common premises.

The bargainor is not allowed to change without authorization the quality of use of the public part and of the facilities linking to the commercial house.

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Item 19 For any dispute occurred in process of performance of the contract, it is settled via consultation of both parties. If compromise settlement failed, it is to be settled as per the 2nd mode as follows:

i  Submit to  Arbitration Commission for settlement.

ii Sue at people’s court according to the law.

Item 20 For any other matter uncovered in the contract, it is for both parties’ signing a complementary agreement upon engagement (see the attachment 4).

Item 21 The attachments have the same force of law as the contract. And in the contract and its attachments, the words filled in at the blank lines have the same legal effect as the printing words.

Item 22 The contract, along the attachments, is of 21pages totally. It is made in …4..copies, all of which holding the same act of law. The holding state of the contract is as:

The Bargainor: 1 copy; The Bargainee: 1 copy; Xi’an City House Property Right and Registry Management Center, One copy and Xi’an City Real Estate Transaction Management Center, One copy respectively.

Item 23 The contract becomes effective from the date of signing of the two parties.

Item 24 For the commercial house sell-in-advance, within 30 days from the date of entry into force of the contract, the bargainor is required to apply for registration file at the Xi’an City State-Owned Land & Resources and Housing Administration Bureau .

The Bargainor (sealed and signed): Shaanxi Ke Li Real Estate Development Co., Ltd	The Bargainee (sealed and signed): Shaanxi Jialong High-Tech Industrial Co., Ltd

Legal Representative: (signed) Jiang Yong	Legal Representative(signed): Zhang Jianjun
Principal’s Representative (sealed):	Principal’s Representative (with signature):

Date: June 24th, 2001 Place: Xi’an	Date: June 24th, 2001 Place: Xi’an

Registered Authority (sealed):

Date: